UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2022

10X CAPITAL VENTURE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40722	98-1594494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Word Trade Center, 85th Floor New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-third of one redeemable warrant	VCXAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	VCXA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into A Material Definitive Agreement.

Merger Agreement

On November 2, 2022, 10X Capital Venture Acquisition Corp. II, a Cayman Islands exempted company (“10X II”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among 10X II, 10X AA Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of 10X II (“Merger Sub”), and African Agriculture, Inc., a Delaware corporation (“African Agriculture”).

The Merger Agreement and the transactions contemplated thereby were approved by the boards of directors of each of 10X II and African Agriculture.

The Business Combination

Pursuant to the Merger Agreement, 10X II will, subject to obtaining the required shareholder approvals and at least one day prior to the Effective Time (as defined in the Merger Agreement), change its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”). Following the Domestication, Merger Sub will merge with and into African Agriculture (the “Merger”), with African Agriculture surviving the Merger as a wholly-owned subsidiary of 10X II. In connection with the closing of the Merger (the “Closing”), 10X II will change its name to “African Agriculture Holdings Inc.” (“New African Agriculture”). The Domestication, the Merger and the other transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”.

Merger Consideration

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of African Agriculture issued and outstanding immediately prior to the Effective Time, shall be converted into the right to receive the number of shares of duly authorized, validly issued, fully paid and nonassessable shares of common stock of New African Agriculture (“New African Agriculture Common Stock”) equal to the quotient obtained by dividing (i) the sum of (1) $450,000,000 and (2) the aggregate amount of any Company Pre-Closing Financing (as defined in the Merger Agreement) by (ii) ten dollars ($10.00) by (y) the sum, without duplication, of the aggregate number of shares of African Agriculture common stock that are (i) issued and outstanding immediately prior to the Effective Time, (ii) issuable upon the exercise or settlement of options or restricted stock units of African Agriculture (whether or not then vested or exercisable) that are outstanding immediately prior to the Effective Time, or (iii) issuable upon conversion of any African Agriculture convertible note outstanding at the Effective Time (the “Merger Consideration”).

Governance

Except as otherwise agreed in writing by African Agriculture and 10X II prior to the Closing, and conditioned upon the occurrence of the Closing, subject to any limitation imposed under applicable laws and the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”), 10X II shall take all actions necessary or appropriate to cause (a) each director of 10X II in office to cease being a director, and (b) certain individuals designated by the parties shall be appointed to the New African Agriculture board of directors.

Representations and Warranties; Covenants

The Merger Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including with respect to the operations of 10X II and African Agriculture and that each of the parties have undertaken to procure approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). In addition, 10X II has agreed to adopt an equity incentive plan in the form agreed to by 10X II and African Agriculture.

Conditions to Each Party’s Obligations

The obligation of 10X II and African Agriculture to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the HSR Act, (ii) the completion of the offer to redeem the ordinary shares of 10X II, (iii) the approval of the Merger Agreement and the Merger by 10X II’s shareholders, (iv) the approval of the Merger Agreement and the Merger by African Agriculture’s stockholders and (v) the Registration Statement (as defined below) becoming effective.

The obligation of 10X II to consummate the Business Combination is subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of African Agriculture being true and correct to the standards applicable to such representations and warranties and each of the covenants of African Agriculture having been performed or complied with in all material respects, (ii) delivery to 10X II by African Agriculture of a signed officer’s certificate, dated as of the date of Closing, certifying that certain closing conditions have been fulfilled, (iii) delivery to 10X II by African Agriculture of executed counterparts to all Ancillary Agreements (as defined in the Merger Agreement) to which African Agriculture or a shareholder of African Agriculture is party and (iv) no Material Adverse Effect (as defined in the Merger Agreement) shall have occurred.

The obligation of African Agriculture to consummate the Business Combination is also subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of 10X II and each Merger Sub being true and correct to the standards applicable to such representations and warranties and each of the covenants of 10X II having been performed or complied with in all material respects, (ii) delivery to African Agriculture by 10X II of a signed officer’s certificate, dated as of the date of Closing, certifying that certain closing conditions have been fulfilled, (iii) the approval of the New African Agriculture Common Stock and New African Agriculture warrants for listing on Nasdaq, (iv) delivery to African Agriculture by 10X II of executed counterparts to all Ancillary Agreements to which 10X II or 10X Capital SPAC Sponsor II LLC (“Sponsor”) is party, (v) certain directors and executive officers of 10X II specified in the Merger Agreement having been removed from their respective positions or having tendered their irrevocable resignations, in each case effective as of the Effective Time, (vi) 10X II having available at Closing at least $10,000,000 in cash or cash commitments (after taking into account any redemptions by the 10X II’s public shareholders and certain transaction expenses), and (vii) the completion of the Domestication and delivery to African Agriculture of a time-stamped copy of the certificate issued by the Secretary of State of the State of Delaware in relation thereto.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of 10X II and African Agriculture, (ii) by 10X II, subject to certain exceptions, if any of the representations and warranties of African Agriculture are not true and correct or if African Agriculture fails to perform any of its respective covenants or agreements set forth in the Merger Agreement such that certain conditions to the obligations of 10X II cannot be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by African Agriculture, subject to certain exceptions, if any of the representations and warranties made by 10X II are not true and correct or if 10X II fails to perform any of its covenants or agreements set forth in the Merger Agreement such that the condition to the obligations of African Agriculture cannot be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) by either 10X II or African Agriculture if the Closing has not occurred on or before May 13, 2023 (the “Termination Date”); provided that the Termination Date may be extended at the discretion of 10X II up to August 13, 2023; provided that such date is prior to the deadline by which 10X II must complete its business combination under its organizational documents, (v) by either African Agriculture or 10X II if the consummation of the Merger is permanently enjoined or prohibited by the terms of a final, non-appealable governmental order or other law; (vi) by either 10X II or African Agriculture if the Extension Proposal (as defined in the Merger Agreement) is not duly approved on or before November 13, 2022, (vii) prior to obtaining the required approvals by 10X II shareholders, by African Agriculture if the 10X II board of directors changes its recommendation that 10X II shareholders approve the proposals included in the proxy statement/prospectus or fails to include such recommendation in the proxy statement/prospectus, (viii) by African

Agriculture if certain required approvals are not obtained by 10X II shareholders after the conclusion of a meeting of 10X II’s shareholders held for the purpose of voting on such approvals, and (ix) by 10X II if the required approvals by African Agriculture stockholders have not been obtained within ten (10) business days following the date that the Registration Statement is disseminated by African Agriculture to its stockholders.

African Agriculture will be obligated to pay 10X II a termination fee equal to 1.0% of the Merger Consideration if the Merger Agreement is terminated by 10X II pursuant to clause (ii) or (iv) of the preceding paragraph or by African Agriculture pursuant to clause (iv) of the Merger Agreement. 10X II will be obligated to pay African Agriculture a termination fee equal to 1.0% of the Merger Consideration if the Merger Agreement is terminated by African Agriculture pursuant to clause (iii) of the preceding paragraph.

Except as described above, if the Merger Agreement is validly terminated, none of the parties to the Merger Agreement, or their respective affiliates, officers, directors, employees or shareholders, will have any liability or any further obligation under the Merger Agreement other than customary confidentiality obligations, except in the case of Willful Breach (as defined in the Merger Agreement) of any covenant or agreement under the Merger Agreement.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. 10X II does not believe that these schedules contain information that is material to an investment decision.

Acquiror Support Agreement

Concurrently with the execution of the Merger Agreement, 10X II entered into the Acquiror Support Agreement (the “Acquiror Support Agreement”) with African Agriculture, and the Sponsor and the directors and officers of 10X II (collectively, the “Class B Holders”) pursuant to which the Class B Holders agreed to, among other things, (i) vote at any meeting or pursuant to any action of written resolution of the shareholders of 10X II all of their class B ordinary shares, par value $0.0001 per share, held of record or thereafter acquired in favor of the Business Combination, the Domestication and the other Proposals (as defined in the Merger Agreement) and (ii) be bound by certain other covenants and agreements related to the Business Combination, in each case, on the terms and subject to the conditions set forth in the Acquiror Support Agreement. Additionally, for a period ending six months after Closing (the “First Lock-up Period”), the Class B Holders will be subject to a lock-up with respect to one-third Lock-Up Shares (as defined in the Acquiror Support Agreement), and for a period beginning six months after Closing and ending twelve months after Closing (the “Second Lock-up Period”) the Class B Holders will be subject to a lock-up with respect to the remaining two-thirds of the Lock-Up Shares; provided that the lock-up shall expire upon the date on which the last reported sale price of the shares of New African Agriculture Common Stock exceeds $12.00 per share for any twenty (20) trading days within any consecutive thirty (30) trading day period during the Second Lock-up Period.

The foregoing description of the Acquiror Support Agreement is subject to and qualified in its entirety by reference to the full text of the Acquiror Support Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Company Support Agreement

Within five days after the execution of the Merger Agreement, certain stockholders of African Agriculture representing the requisite votes necessary to approve the Business Combination will enter into support agreements (each a “Company Support Agreement”) with 10X II and African Agriculture, pursuant to which each such stockholder agrees to (i) vote at any meeting of the stockholders of African Agriculture all shares of common stock of African Agriculture held of record or thereafter acquired in favor of the Business Combination and the other transactions contemplated by the Merger Agreement, (ii) be bound by certain other covenants and agreements related to the Business Combination and (iii) be bound by certain transfer restrictions with respect to such securities, prior to the Closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Company Support Agreement.

The foregoing description of Company Support Agreement is subject to and qualified in its entirety by reference to the full text of the form of Company Support Agreement, a copy of which is attached as Exhibit A to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

At the closing of the Business Combination, New African Agriculture, the Sponsor and certain stockholders of African Agriculture will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the Sponsor and such securityholders will be granted certain customary registration rights, on the terms and subject to the conditions therein, with respect to securities of New African Agriculture they will hold following the Merger.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit C to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Non-Redemption Agreement

Concurrently with the execution of the Merger Agreement, certain IPO anchor investors of 10X II (the “10X II Anchor Investors”) entered into non-redemption agreements (the “Non-Redemption Agreements”) with 10X II and Sponsor.

Pursuant to the Non-Redemption Agreements, such 10X II Anchor Investor agreed for the benefit of 10X II to vote certain 10X II ordinary shares now owned or hereafter acquired (the “Subject 10X II Equity Securities”), in favor of the proposal to amend 10X II’s organizational documents to extend the time 10X II is permitted to close a business combination and not redeem the Subject 10X II Equity Securities in connection with such proposal. In connection with these commitments from the 10X II Anchor Investors, Sponsor has agreed to transfer to each 10X II Anchor Investor an amount of its Class B ordinary shares following the Closing of the Merger.

10X II and Sponsor may enter into additional Non-Redemption Agreements with investors such that an aggregate of up to 4,550,000 10X II ordinary shares are subject to Non-Redemption Agreements.

The foregoing description of the Non-Redemption Agreement is subject to and qualified in its entirety by reference to the full text of the form of Non-Redemption Agreement, a copy of which is included as Exhibit 10.2 hereto, and the terms of which are incorporated by reference.

Standby Equity Purchase Agreement

Concurrently with the parties entering into the Merger Agreement, 10X II entered into a Standby Equity Purchase Agreement (“SEPA”) with YA II PN, Ltd. (“Yorkville”) pursuant to which, subject to the consummation of the Business Combination, New African Agriculture has the option, but not the obligation, to issue, and Yorkville shall subscribe for, an aggregate amount of up to $100 million of New African Agriculture Common Stock at the time of New African Agriculture’s choosing during the term of the agreement, subject to certain limitations, including caps on issuance and subscriptions based on trading volumes. Each advance under the SEPA (an “Advance”) may be for an aggregate amount of New African Agriculture Common Stock purchased at 96% of the Market Price during a one-day pricing period or 97% of the Market Price during a three-day pricing period elected by New African Agriculture. The “Market Price” is defined in the SEPA as the VWAP (as defined below) during the trading day, in the case of a one day pricing period, or the lowest daily VWAP of the three consecutive trading days, in the case of a three day pricing period, commencing on the trading day on which New African Agriculture submits an Advance notice to Yorkville. “VWAP” means, for any trading day, the daily volume weighted average price of New African Agriculture Common Stock for such date on Nasdaq as reported by Bloomberg L.P. during regular trading hours or such other period in the case of a one-day trading period. The SEPA will continue for a term of three years commencing from the sixth trading day following the closing of the Business Combination (the “SEPA Effective Date”).

Pursuant to the SEPA, New African Agriculture will pay to Yorkville a commitment fee of $1.0 million, which is to be paid on the SEPA Effective Date. New African Agriculture can elect to pay the commitment fee by issuing New African Agriculture Common Stock to Yorkville in an amount equal to the commitment fee divided by the average daily VWAP for the five consecutive trading days prior to the date such payment is due.

The foregoing description of the SEPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SEPA, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Forward Purchase Agreement

Simultaneously with the execution of the Merger Agreement, 10X II and African Agriculture entered into an OTC Equity Prepaid Forward Transaction (the “Forward Purchase Agreement”) with Vellar Opportunity Fund SPV LLC – Series 8 (“Seller”), a client of Cohen & Company Financial Management, LLC (“Cohen”). Pursuant to the Forward Purchase Agreement, Seller intends, but is not obligated, to purchase through a broker in the open market (a) 10X II’s Class A ordinary shares, par value $0.0001 per share (the “Shares”) after the date of 10X II’s redemption deadline from holders of Shares, including those who have elected to redeem Shares (such purchased Shares, the “Recycled Shares”) pursuant to the redemption rights set forth in 10X II’s amended and restated memorandum and articles of association in connection with the Business Combination and (b) additional Shares in an issuance from 10X II (such Shares, the “Additional Shares” and, together with the Recycled Shares, the “Subject Shares”). The aggregate total Subject Shares will be 4,000,000, subject to automatic reduction to equal the amount of 10X II ordinary shares outstanding as of the redemption deadline and subject to increase to up to 10,000,000 upon mutual agreement of 10X II and Seller (the “Maximum Number of Shares”). Seller has agreed to waive any redemption rights with respect to any Subject Shares in connection with the Business Combination.

Prior to maturity, Seller may also purchase through a broker in the open market additional Shares, subject to adjustment, which Shares shall be incremental to the Maximum Number of Shares and shall not be included in the Number of Shares under the Forward Purchase Agreement.

The Forward Purchase Agreement provides that following closing of the Business Combination, 10X II will pay to Seller, out of funds held in its account, an amount (the “Prepayment Amount”) equal to (x) the pre-share redemption price (the “Initial Price”) multiplied by (y) the number of Recycled Shares on the date of such prepayment. At the option of 10X II, up to 10% of such Prepayment Amount may be paid to 10X II and netted from the Prepayment Amount (the “Prepayment Shortfall”).

From time to time following the Closing, Seller, in its discretion, may sell the Subject Shares and remit to 10X II an amount equal to the amount of such Subject Shares multiplied by the Reset Price (as defined in the Forward Purchase Agreement); provided that no proceeds will paid to 10X II in respect of such sales of Subject Shares with net proceeds equal to the Prepayment Shortfall.

Upon the occurrence of the Maturity Date (as defined in the Forward Purchase Agreement), 10X II is obligated to pay to Seller an amount equal to the product of (a) (x) the Maximum Number of Shares, less (y) the number of Terminated Shares (as defined in the Forward Purchase Agreement), multiplied by (b) $2.00 payable in cash or in shares at the option of 10X II. The Maturity Date may be accelerated upon occurrences described in the Forward Purchase Agreement.

10X II has agreed to file, upon the request of the Seller, a registration statement with the SEC registering the resale of the Subject Shares and the Share Consideration under the Securities Act of 1933, within thirty (30) days following such request. Entities and funds managed by Cohen own equity interests in the Sponsor.

The Forward Purchase Agreement contains additional representations, warranties, indemnities, agreements and termination rights of the parties thereto. The foregoing description of the Forward Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Forward Purchase Agreement, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares to be offered and sold in connection with the Non-Redemption Agreements have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01.	Regulation FD Disclosure.

On November 2, 2022, 10X II and African Agriculture issued a joint press release announcing their entry into the Merger Agreement. The press release is furnished hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

10X II intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which will include a preliminary proxy statement/prospectus of 10X II, in connection with the Business Combination. After the Registration Statement is declared effective, 10X II will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. 10X II’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with 10X II’s solicitation of proxies for its shareholders’ meeting to be held to approve the Business Combination because the proxy statement/prospectus will contain important information about 10X II, African Agriculture and the Business Combination. The definitive proxy statement/prospectus will be mailed to shareholders of 10X II as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the Registration Statement, each preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by 10X II may be obtained free of charge from 10X II at https://www.10xspac.com/spacII. Alternatively, these documents, when available, can be obtained free of charge by directing a request to: 10X Capital Venture Acquisition Corp. II, 1 World Trade Center, 85th Floor, New York, NY 10007. The information contained on or accessible through 10X II’s corporate website or any other website that it may maintain is not part of this Current Report on Form 8-K.

Participants in the Solicitation

10X II, African Agriculture and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of 10X II’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of 10X II’s directors and officers in 10X II’s filings with the SEC, including the Registration Statement to be filed with the SEC by 10X II, and such information and names of African Agriculture’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by 10X II, which will include the proxy statement of 10X II for the Business Combination.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or 10X II’s or African Agriculture’s future financial or operating performance. For example, statements about the expected timing of the completion of the Business

Combination, the benefits of the Business Combination, the competitive environment, and the expected future performance (including future revenue, pro forma enterprise value, and cash balance) and market opportunities of African Agriculture are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by 10X II and its management, and African Agriculture and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against 10X II, African Agriculture, the combined company or others following the announcement of the Business Combination; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of 10X II or to satisfy other conditions to Closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards at or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of African Agriculture as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that African Agriculture or the combined company may be adversely affected by other economic, business and/or competitive factors; and (11) other risks and uncertainties described in 10X II’s registration statement on Form S-1 and Annual Report on Form 10-K, as amended from time to time, for the fiscal year ended December 31, 2021 and its subsequent Quarterly Reports on Form 10-Q, and in the Registration Statement to be filed by 10X II with the SEC in connection with the Business Combination.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither 10X II nor African Agriculture undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This Current Report relates to a proposed business combination between 10X II and African Agriculture. This document is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of November 2, 2022, by and among 10X Capital Venture Acquisition Corp. II, 10X AA Merger Sub, Inc. and African Agriculture Inc.

10.1	Acquiror Support Agreement, dated November 2, 2022 by and among 10X Capital Venture Acquisition Corp. II, African Agriculture Inc., 10X Capital SPAC Sponsor II LLC and the directors and executive officers of 10X Capital Venture Acquisition Corp. II named therein.

10.2	Form of Non-Redemption Agreement.

10.3	Standby Equity Purchase Agreement, dated November 2, 2022, by and between 10X Capital Venture Acquisition Corp. II and YA II PN, Ltd.

10.4	OTC Equity Prepaid Forward Transaction by and among 10X Capital Venture Acquisition Corp. II, African Agriculture Inc. and Vellar Opportunity Fund SPV LLC – Series 8.

99.1	Press Release, dated November 2, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2022

10X CAPITAL VENTURE ACQUISITION CORP. II

By:	/s/ Hans Thomas
Name:	Hans Thomas
Title:	Chairman and Chief Executive Officer